UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K
________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2017
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	001-12291	54-1163725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4300 Wilson Boulevard, Suite 1100
Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

 NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2017, the Board of Directors (the “Board”) of The AES Corporation (the “Company” or “AES”) appointed Margaret Tigre to the position of Senior Vice President, Finance and Chief Tax Officer of AES and Sarah Blake to the position of Vice President and Controller of AES, effective November 2, 2017 (the “Effective Date”).
Ms. Tigre, age 40, previously served as Vice President, Chief Tax Officer of AES since April 2013. Ms. Tigre has held other positions at AES, including Vice President, Global Tax Planning, from January 2012 to March 2013, and Chief of Staff to the COO and subsequently CEO, from January 2010 to December 2011. She previously worked in Public Accounting with EY and Arthur Andersen. Ms. Tigre holds a Bachelor of Science in Accounting from George Mason University and is pursuing a Master of Science in Finance at the Johns Hopkins University Carey School of Business.
In connection with her appointment, the Board also approved the following compensation arrangements for Ms. Tigre:

•	Annual base salary of $405,000;

•	Annual performance incentive plan target opportunity of 80% of then-current base salary, which will be subject to pre-established performance targets; and

•	Annual long-term compensation target opportunity of 115% then-current base salary which will be subject to AES’ annual review of market compensation data and individual performance.

Ms. Blake, age 42, previously served as Vice President - Internal Audit and Advisory Services of AES since March 2016. Ms. Blake has held other positions at AES, including Managing Director, Technical Accounting, from November 2014 to February 2016, Director, Financial Reporting, from June 2013 to October 2014, and Director External Reporting, from 2008 to June 2013. Prior to joining AES, Ms. Blake held roles in Financial Reporting and Analysis with Gannett Co. Inc. and Public Accounting with PwC. Ms. Blake has a Bachelor of Science in Accounting from the University of Virginia and is a Certified Public Accountant.
In connection with her appointment, the Board also approved the following compensation arrangements for Ms. Blake:

•	Annual base salary of $305,000;

•	Annual performance incentive plan target opportunity of 60% of then-current base salary, which will be subject to pre-established performance targets; and

•	Annual long-term compensation target opportunity of 80% then-current base salary which will be subject to AES’ annual review of market compensation data and individual performance.

Ms. Tigre and Ms. Blake will be eligible for benefits similar to those of existing AES employees, including, without limitation, participation in the Company’s health, welfare, retirement, relocation and severance plans effective on the Effective Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

		By:	/s/ Thomas M. O’Flynn
		Name:	Thomas M. O’Flynn
		Title:	Executive Vice President and Chief Financial Officer

Date:	October 10, 2017

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